Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: October 1, 2012 12:01 AM Pacific Time

Incorporation Number: **BC0951535**

Recognition Date and Time: October 1, 2012 12:01 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

MERUS LABS INTERNATIONAL INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET,
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET,
VANCOUVER BC V6C 3H1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
800 - 885 WEST GEORGIA STREET,
VANCOUVER BC V6C 3H1
CANADA

Delivery Address:
800 - 885 WEST GEORGIA STREET,
VANCOUVER BC V6C 3H1
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
SORENSEN, TIMOTHY GERALD

Mailing Address:
153 ROXBOROUGH STREET EAST
TORONTO ON M4W 1V9
CANADA

Delivery Address:
153 ROXBOROUGH STREET EAST
TORONTO ON M4W 1V9
CANADA

Last Name, First Name, Middle Name:
DOROUDIAN, AHMAD

Mailing Address:
4172 DONCASTER WAY
VANCOUVER BC V6S 1V9
CANADA

Delivery Address:
4172 DONCASTER WAY
VANCOUVER BC V6S 1V9
CANADA

Last Name, First Name, Middle Name:
RUS, JOSEPH

Mailing Address:
30 ST. PATRICK STREET STE. 301
TORONTO ON M5T 3A3
CANADA

Delivery Address:
30 ST. PATRICK STREET STE. 301
TORONTO ON M5T 3A3
CANADA

Last Name, First Name, Middle Name:
GUEBERT, DAVID DEAN

Mailing Address:
609 ALEXANDER CRESCENT N.W.
CALGARY AB T2M 4B4
CANADA

Delivery Address:
609 ALEXANDER CRESCENT N.W.
CALGARY AB T2M 4B4
CANADA

Last Name, First Name, Middle Name:
Farah, Elias Kevin

Mailing Address:
30 ST. PATRICK STREET STE. 301
TORONTO ON M5T 3A3
CANADA

Delivery Address:
30 ST. PATRICK STREET STE. 301
TORONTO ON M5T 3A3
CANADA

Last Name, First Name, Middle Name:
POLLOCK, ROBERT SCOTT

Mailing Address:
94 GARFIELD AVENUE
TORONTO ON M4T 1G1
CANADA

Delivery Address:
94 GARFIELD AVENUE
TORONTO ON M4T 1G1
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached